SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549

                              FORM 8-K

                           CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                            May 12, 2011
                           Date of Report
                   (Date of Earliest Event Reported)


                   OAKWOOD ACQUISITION CORPORATION
         (Exact Name of Registrant as Specified in its Charter)


Delaware                     000-54147		 	27-3567767
(State or other       (Commission File Number)          (IRS Employer
jurisdiction                                          Identification No.)
of incorporation)

                 9454 Wilshire Boulevard, Suite 612
                   Beverly Hills, California 90212
              (Address of Principal Executive Offices)

                          (202) 387-5400
                  (Registrant's Telephone Number)

ITEM 1.01 Entry into a Material Definitive Agreement.

	On May 12, 2011, Oakwood Acquisition Corporation entered into an agreement with Wooldridge Investments Inc. for the change in control of Oakwood Acquisition Corporation.

	Tiber Creek Corporation is a shareholder of Oakwood
Acquisition Corporation and acted on behalf of Oakwood Acquisition Corporation in locating a target company with which to effect a business transaction.

	Pursuant to the agreement, Wooldridge Investments Inc. will be issued shares of common stock as designated by it. Simultaneously 9,750,000 shares of each two current shareholders of Oakwood Acquisition will be redeemed by Oakwood leaving each such original shareholder with 250,000 shares of common stock. The current directors will resign and new officers and directors will be appointed.

 	The change in control has not yet occurred and a Form 8-K will be filed when such change does occur.



                    SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.


                                 OAKWOOD ACQUISITION CORPORATION


Date: May 12, 2011	          James M. Cassidy
                        	         President